Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class T, Class B, and Class C
September 29, 2005
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 33.

Rajiv Kaul is manager of Advisor Biotechnology Fund, which he has managed since October 2005. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and portfolio manager.

AFOC-05-06 October 19, 2005
1.480125.148

Supplement to the
Fidelity Advisor Focus Funds®
Institutional Class
September 29, 2005
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 31.

Rajiv Kaul is manager of Advisor Biotechnology Fund, which he has managed since October 2005. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and portfolio manager.

AFOCI-05-05 October 19, 2005
1.479771.142